UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 17, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 AGREEMENT AND PLAN OF MERGER
EX-99.1 PRESS RELEASE

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; and the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue. These statements are based on our current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers or strategic partners; difficulties in integrating acquired businesses; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.

Item 1.01. Entry into a Material Definitive Agreement
     On January 17, 2006, the Registrant completed the acquisition of eMedicine.com, Inc., an online publisher of medical reference information for physicians and other healthcare professionals. eMedicine provides physicians and healthcare professionals detailed clinical information relevant to the diagnosis and treatment of a broad range of medical conditions. The aggregate purchase price was $25.5 million. The purchase price is subject to possible post-closing adjustment based on the amount of eMedicine’s net working capital at closing.
     Pursuant to the Agreement and Plan of Merger (which we refer to as the “Merger Agreement”), dated as of January 17, 2006, among the Registrant, ME Omaha, Inc., eMedicine.com, Inc., and Lilian Shackelford Murray, as Stockholders’ Representative, the acquisition was completed when ME Omaha, Inc., a wholly owned subsidiary of the Registrant, was merged with and into eMedicine, making eMedicine a wholly-owned subsidiary of the Registrant. In the merger, the existing shares of common stock of eMedicine were converted into the right to receive a pro rata portion of the aggregate purchase price, after deductions for amounts payable to holders of preferred stock. A portion of the purchase price was placed into escrow at the closing as a source for effecting indemnification payments, if any, to the Registrant and its affiliates under the terms of the Merger Agreement.
     The Merger Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. This summary of the provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.
Item 7.01. Regulation FD Disclosure
     On January 18, 2006, the Registrant issued a press release announcing the acquisition of eMedicine.com, Inc. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
The following exhibits are filed or furnished herewith:
10.1	Agreement and Plan of Merger, dated as of January 17, 2006, among the Registrant, ME Omaha, Inc., eMedicine.com, Inc., and Lilian Shackelford Murray, as Stockholders’ Representative*

99.1	Press Release, dated January 18, 2006, regarding the Registrant’s acquisition of eMedicine.com, Inc.

*	The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: January 20, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Agreement and Plan of Merger, dated as of January 17, 2006, among the Registrant, ME Omaha, Inc., eMedicine.com, Inc., and Lilian Shackelford Murray, as Stockholders’ Representative

99.1	Press Release, dated January 18, 2006, regarding the Registrant’s acquisition of eMedicine.com, Inc.

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